UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




       Date of Report (Date of earliest event reported) December 10, 2002

                          THE SPORTS CLUB COMPANY, INC.


            Delaware                      1-13290                95-4479735
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                     Identification No.)

11100 Santa Monica Boulevard, Suite 300
        Los Angeles, California                                    90025
(address of principal executive offices)                         (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable






                           Index of Exhibits on Page 2

                                   Page 1 of 2


Item 5.  Other Events and Regulation FD Disclosure

     On December 11, 2002, The Sports Club Company, Inc. (the "Company") announced that its Board of Directors had approved the formation of a special committee comprised of its independent directors to explore strategic alternatives, including a possible "going private" transaction in which certain of the Company's principal shareholders may participate.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements

                  Not applicable

         (b)  Pro Forma Financial Information

                  Not applicable

         (c)  Exhibits

     99.1 Press Release dated December 6, 2002, "The Sports Club Company Announces Board Meeting to Appoint Special Independent Committee"

     99.2 Press Release dated December 11, 2002, "The Sports Club Appoints Special Board Committee"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  THE SPORTS CLUB COMPANY, INC.



                                                    By:     /s/ Timothy O'Brien
                                                            Timothy O'Brien
                                                         Chief Financial Officer

                                                         December 12, 2002

                                  EXHIBIT 99.1


                                  NEWS RELEASE

For Immediate Release                                CONTACT: Rex Licklider
                                                     Co-CEO
                                                     (310) 479-5200



               THE SPORTS CLUB COMPANY ANNOUNCES BOARD MEETING TO
                     APPOINT SPECIAL INDEPENDENT COMMITTEE


LOS ANGELES, CA (December 6, 2002) -- The Sports Club Company, Inc. (AMEX:SCY) today announced that a special meeting of its Board of Directors has been scheduled for Tuesday, December 10, 2002, to consider the creation of a special committee comprised of its independent directors to analyze various financing and ownership structures. One possible alternative is a "going private" transaction in which certain of the Company's principal shareholders may participate.

The Company also announced that it has engaged Hankin & Company, a Los Angeles based investment banking firm, to assist in raising up to $50,000,000 in private equity to establish separate joint ventures for the development of smaller luxury sports and fitness complexes under The Sports Club/LA brand. These smaller complexes will be located in close proximity to an existing The Sports Club/LA club, or will be co-located in a luxury hotel or other upscale residential or mixed-use development. The Company has secured a site in Beverly Hills, California, which will be the first of such "step out" complexes. It is anticipated that these new step out complexes will be operated by the Company under separate management agreements.

The Sports Club Company, based in Los Angeles, California currently owns and operates eight luxury sports and fitness complexes nationwide under the brand name, The Sports Club/LA.


                                       ###


                                  EXHIBIT 99.2


                                NEWS RELEASE

For Immediate Release                                CONTACT: Rex Licklider
                                                     Co-CEO
                                                     (310) 479-5200

                        THE SPORTS CLUB COMPANY APPOINTS
                             SPECIAL BOARD COMMITTEE

LOS ANGELES, CA (December 11, 2002) -- The Sports Club Company, Inc. (AMEX:SCY) announced today that the Board of Directors approved the formation of a special committee to explore various strategic alternatives involving the Company, including a "going private" transaction in which certain of the Company's principal shareholders may participate. The special committee, comprised of independent Board members George J. Vasilakos and Andrew L. Turner, is expected to engage an investment banking firm and outside legal counsel to advise it in connection with this process.

Rex A. Licklider, Co-Chief Executive Officer, stated, "The establishment of the special committee affirms our desire to evaluate objectively all ownership alternatives that will enable the Company to achieve its long-term objectives while simultaneously maximizing shareholder value."

All statements in this press release other than statements of historical fact are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. These forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any update or revision to any forward-looking statement contained herein if there are changes in the Company's expectations with regard thereto or any changes in events, conditions or circumstances on which such forward-looking statement is based.

The Sports Club Company, based in Los Angeles, California, currently operates eight luxury sports and fitness facilities nationwide under the brand name The Sports Club/LA.
                                       ###